UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         August 16, 2011

AMREP Corporation
(Exact name of Registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

300 Alexander Park, Suite 204, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In its Current Report on Form 8-K filed August 2, 2011, the Company reported the resignation, effective August 1, 2011, of John F. Meneough from his position as the principal executive officer of the Company’s subsidiary, Palm Coast Data LLC (“PCD”).  PCD and Mr. Meneough have now entered into an Employment Agreement (the “Agreement”) executed by Mr. Meneough on August 16, 2011 and, unless sooner revoked by him, to be effective August 23, 2011.

The Agreement provides for Mr. Meneough’s continued employment by PCD until April 30, 2012, the end of the Company’s current fiscal year.  His duties will consist of the provision of executive level advisory services to PCD’s senior level personnel, assisting such personnel in their strategic efforts to expand PCD’s business and assisting PCD in achieving the orderly succession of its new chief executive officer.  Under the Agreement, Mr. Meneough’s pre-Agreement salary of $346,600 per annum will be continued until September 10, 2011, when it will change to $270,000 per annum, and his pre-Agreement benefits will be maintained for the full Agreement term.  He will also receive an additional $20,000 payment at the end of the term provided he releases PCD and the Company and related persons from any claims.  The Agreement also includes PCD’s release of claims against Mr. Meneough other than those, if any, arising from fraud or criminal misconduct.

The Agreement, while allowing Mr. Meneough during the employment term to engage in other business pursuits, restricts him from engaging in activities that are competitive with PCD’s business.  The Agreement also restricts Mr. Meneough through February 1, 2013 from soliciting PCD’s customers or attempting to hire its employees.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.  Such Exhibit is incorporated into this Item 5.02 by reference and the description in this Item of the Agreement is qualified by such reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
10.1	Employment Agreement to be effective August 23, 2011 between John F. Meneough and Palm Coast Data LLC.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation
(Registrant)

Date: August 16, 2011	By: /s/ Peter M. Pizza
Peter M. Pizza
Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
10.1	Employment Agreement to be effective August 23, 2011 between John F. Meneough and Palm Coast Data LLC.